UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2004

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Item 7.	Financial Statements and Exhibits.

(c) Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated April 21, 2004.

Item 9.	Regulation FD Disclosure.

On April 21, 2004, Choice Hotels International, Inc. issued a press release announcing earnings for the quarter ended March 31, 2004. A copy of the release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2004	/s/ Joseph M. Squeri
(Joseph M. Squeri) Senior Vice President, Development and Chief Financial Officer